LEUTHOLD FUNDS, INC. 150 SOUTH FIFTH STREET, SUITE 1700 MINNEAPOLIS, MN 55402	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V57616-S97053	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Target Fund Board unanimously recommends that shareholders of each Target Fund approve the proposed Reorganization pursuant to the Plan.				For	Against	Abstain

1.To approve an Agreement and Plan of Reorganization by and between Leuthold Funds, Inc. (the "Target Entity") and Managed Portfolio Series (the
"Acquiring Entity") which provides for the reorganization of the Leuthold Core Investment (the "Target Core Fund") into a newly created series within the
Acquiring Entity which is also called the Leuthold Core Investment Fund (the "Acquiring Core Fund"), providing for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Core Fund by the Acquiring Core Fund in exchange for shares of the Acquiring Core Fund; (b) the distribution of such shares to the shareholders of the Target Core Fund; and (c) the liquidation and termination of the Target Core Fund (the "Core Fund
Reorganization").
				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 12, 2024: The Proxy Statement/Prospectus is available at www.proxyvote.com

V57617-S97053
LEUTHOLD CORE INVESTMENT FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON DECEMBER 12, 2024
This proxy is solicited by the Board of Directors of the Leuthold Core Investment Fund for use at a Special Meeting to be held at 10:00 a.m.
Central Time, on December 12, 2024 at the offices of Leuthold Funds, Inc., located at 150 South Fifth Street, Suite 1700 Minneapolis, MN
55402. The proposal for the fund (set forth on the reverse side of this proxy card) has been approved by the Board of Directors and recommended for approval by shareholders.
The undersigned hereby appoints John C. Mueller and Glenn R. Larson, and each of them separately,with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, as the above-
stated Special Meeting and at any and all adjourned or postponed sessions thereof, all shares of the fund that the undersigned is entitled to vote at the Special Meeting.
If you sign and return this proxy card, it will be voted as specified. If you sign and return this proxy and no specification is made, this proxy shall be voted FOR the proposal.
PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LEUTHOLD FUNDS, INC. 150 SOUTH FIFTH STREET, SUITE 1700 MINNEAPOLIS, MN 55402	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V57616-S97053	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Target Fund Board unanimously recommends that shareholders of each Target Fund approve the proposed Reorganization pursuant to the Plan.				For	Against	Abstain

1.To approve an Agreement and Plan of Reorganization by and between Leuthold Funds, Inc. (the "Target Entity") and Managed Portfolio Series (the
"Acquiring Entity") which provides for the reorganization of the Leuthold Global Fund (the "Target Global Fund") into a newly created series within the
Acquiring Entity which is also called the Leuthold Global Fund (the "Acquiring Global Fund"), providing for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Global Fund by the Acquiring Global Fund in exchange for shares of the Acquiring Global Fund; (b) the distribution of such shares to the shareholders of the Target Global Fund; and (c) the liquidation and termination of the Target Global Fund (the "Global
Fund Reorganization").
				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be Held on December 12, 2024:
The Proxy Statement/Prospectus is available at www.proxyvote.com

V57617-S97053
LEUTHOLD GLOBAL FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON DECEMBER 12, 2024
This proxy is solicited by the Board of Directors of the Leuthold Global Fund for use at a Special Meeting to be held at 10:00 a.m. Central
Time, on December 12, 2024 at the offices of Leuthold Funds, Inc., located at 150 South Fifth Street, Suite 1700 Minneapolis, MN 55402. The
proposal for the fund (set forth on the reverse side of this proxy card) has been approved by the Board of Directors and recommended for approval by shareholders.
The undersigned hereby appoints John C. Mueller and Glenn R. Larson, and each of them separately,with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, as the above-
stated Special Meeting and at any and all adjourned or postponed sessions thereof, all shares of the fund that the undersigned is entitled to vote at the Special Meeting.
If you sign and return this proxy card, it will be voted as specified. If you sign and return this proxy and no specification is made, this proxy shall be voted FOR the proposal.
PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LEUTHOLD FUNDS, INC. 150 SOUTH FIFTH STREET, SUITE 1700 MINNEAPOLIS, MN 55402	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V57616-S97053	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Target Fund Board unanimously recommends that shareholders of each Target Fund approve the proposed Reorganization pursuant to the Plan.				For	Against	Abstain

1.To approve an Agreement and Plan of Reorganization by and between Leuthold Funds, Inc. (the "Target Entity") and Managed Portfolio Series (the
"Acquiring Entity") which provides for the reorganization of the Leuthold Select Industries Fund (the "Target Select Industries Fund") into a newly created series within the Acquiring Entity which is also called the Leuthold Select Industries Fund (the "Acquiring Select Industries ETF"), providing for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Select Industries Fund by the Acquiring Select Industries ETF in exchange for shares of the Acquiring Select Industries ETF; (b) the distribution of such shares to the shareholders of the Target Select Industries Fund; and (c) the
liquidation and termination of the Target Select Industries Fund (the "Select Industries Fund Reorganization"). The proposed reorganization of the Target
Select Industries Fund includes the conversion of the Target Select Industries Fund, which currently operates as a mutual fund, in an exchange-traded fund ("ETF").
				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be Held on December 12, 2024:
The Proxy Statement/Prospectus is available at www.proxyvote.com

V57617-S97053
LEUTHOLD SELECT INDUSTRIES FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON DECEMBER 12, 2024
This proxy is solicited by the Board of Directors of the Leuthold Select Industries Fund for use at a Special Meeting to be held at 10:00 a.m.
Central Time, on December 12, 2024 at the offices of Leuthold Funds, Inc., located at 150 South Fifth Street, Suite 1700 Minneapolis, MN
55402. The proposal for the fund (set forth on the reverse side of this proxy card) has been approved by the Board of Directors and recommended for approval by shareholders.
The undersigned hereby appoints John C. Mueller and Glenn R. Larson, and each of them separately,with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, as the above-
stated Special Meeting and at any and all adjourned or postponed sessions thereof, all shares of the fund that the undersigned is entitled to vote at the Special Meeting.
If you sign and return this proxy card, it will be voted as specified. If you sign and return this proxy and no specification is made, this proxy shall be voted FOR the proposal.
PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LEUTHOLD FUNDS, INC. 150 SOUTH FIFTH STREET, SUITE 1700 MINNEAPOLIS, MN 55402	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V57616-S97053	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Target Fund Board unanimously recommends that shareholders of each Target Fund approve the proposed Reorganization pursuant to the Plan.				For	Against	Abstain

1.To approve an Agreement and Plan of Reorganization by and between Leuthold Funds, Inc. (the "Target Entity") and Managed Portfolio Series (the
"Acquiring Entity") which provides for the reorganization of the Leuthold Grizzly Short Fund (the "Target Grizzly Fund") into a newly created series within the Acquiring Entity which is also called the Leuthold Grizzly Fund (the "Acquiring Grizzly Fund"), providing for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Grizzly Fund by the Acquiring Grizzly Fund in exchange for shares of the Acquiring Grizzly Fund; (b) the distribution of such shares to the shareholders of the Target Grizzly Fund; and (c) the liquidation and termination of the Target Grizzly Fund (the "Grizzly
Fund Reorganization").
				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be Held on December 12, 2024:
The Proxy Statement/Prospectus is available at www.proxyvote.com

V57617-S97053
LEUTHOLD GRIZZLY FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON DECEMBER 12, 2024
This proxy is solicited by the Board of Directors of the Leuthold Grizzly Short Fund for use at a Special Meeting to be held at 10:00 a.m.
Central Time, on December 12, 2024 at the offices of Leuthold Funds, Inc., located at 150 South Fifth Street, Suite 1700 Minneapolis, MN
55402. The proposal for the fund (set forth on the reverse side of this proxy card) has been approved by the Board of Directors and recommended for approval by shareholders.
The undersigned hereby appoints John C. Mueller and Glenn R. Larson, and each of them separately,with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, as the above-
stated Special Meeting and at any and all adjourned or postponed sessions thereof, all shares of the fund that the undersigned is entitled to vote at the Special Meeting.
If you sign and return this proxy card, it will be voted as specified. If you sign and return this proxy and no specification is made, this proxy shall be voted FOR the proposal.
PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.